Intangible Asset	6 Months Ended
Jun. 30, 2024
Intangible Assets [Abstract]
INTANGIBLE ASSET

8. INTANGIBLE ASSET

Our flagship product is ColoAlert, a colorectal cancer (“CRC”) screening test. On January 1, 2019, we entered into an exclusive licensing agreement (the “Licensing Agreement”) with ColoAlert AS to license the intellectual property related to the ColoAlert test.

On February 15, 2023, we entered into an Intellectual Property Asset Purchase Agreement (“IPA”), which superseded the Licensing Agreement. Pursuant to the IPA, we acquired the intellectual property underlying the ColoAlert test. Pursuant to the IPA, we were able to reduce the price paid for the intellectual property to (i) $2 million cash, to be paid out over the next four years, (ii) 300,000 ordinary restricted shares and (iii) a revenue share limited to $1 per test sold for a period of 10 years. The Company recognized an intangible asset from this purchase and assigned a 10-year useful life. The intangible assets were valued: (a) for the portion to be settled in stock of the Company at the value on the day of closing, or $6.85 per share, and (b) for the cash portion, at the present value of the future payments using a 10% discount.

During the six months ended June 30, 2024, the Company paid $300,000 to the seller. The Company recorded amortization of $188,591 and interest expense of $50,858 for the six months ended June 30, 2024. As of June 30, 2024 and December 31, 2023, the liability for remaining required payments of $875,564 and $1,115,816 is recorded as intellectual property acquisition liability – related party (current and non-current) on the Statement of Financial Position.

In January 2022, the Company licensed the right to a novel set of mRNA biomarkers, including the exclusive license under a patent pending. Upon completion of the Company’s evaluation of those biomarkers it exercised its right to acquire the rights to those biomarkers including the rights under the patent pending on February 15, 2023. The Company plans to use several of these biomarkers in its next generation product. Pursuant to the technology assignment agreement with SOCPRA Sciences Sante et Humaines S.E.C., operating under the name Transfertech Sherbrooke (“Sherbrooke”), the Company will owe Sherbrooke a royalty payment of 2% of net sales for any product sold that incorporates the biomarkers.

The activity in the Intangible Asset account for the six months ended June 30, 2024 is as follows:

Intangible asset
Net book amount at December 31, 2023	$3,394,645
Additions	-
Disposal	-
Amortization	(188,591)
Net book amount at June 30, 2024	$3,206,054

At June 30, 2024, the Company analyzed the recoverability of its intangible assets and determined that an indicator of impairment did not exist. As of June 30, 2024, the Company determined that there had not been negative events or circumstances relating to the recoverability of the intangible assets.